ARC Group Worldwide 8-K

Exhibit 10.33

GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT

GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT, dated as of June 25, 2014 (this “Supplement”), made by ARC Metal Stamping, LLC (the “Additional Grantor”), in favor of RBS Citizens, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“TeknaSeal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material” and together with AFT, Wireless, Flomet, General Flange and Tekna Seal, each a “Borrower” and, collectively the “Borrowers”), the Lenders, the Administrative Agent and the Collateral Agent have entered into the Credit Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrowers, the Parent, and certain of their respective Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent and the Collateral Agent, in each case for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Supplement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Security Agreement. By executing and delivering this Supplement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The Additional Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its Collateral now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Additional Grantor’s Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement (as such representations and warranties relate to the Additional Grantor) is true and correct on and as the date hereof in all material respects (after giving effect to this Supplement) as if made on and as of such date.

2. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

ARC Metal Stamping, LLC

By:	/s/ Drew Kelley
Name:	Drew Kelley
Title:	Chief Financial Officer

[Signature Page to Guarantee and Collateral Agreement Supplement]

Annex 1-A

to Assumption Agreement